                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): July 19, 2017

                                Aehr Test Systems
             (Exact name of Registrant as specified in its charter)

          California                    000-22893             94-2424084
(State or other jurisdiction of  [Commission File Number]  (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                               400 Kato Terrace
                           Fremont, California 94539
         (Address of principal executive offices, including zip code)

                                 510-623-9400
             (Registrant's telephone number, including area code)

                                     N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On July 19, 2017, Aehr Test Systems, or the Company, issued a press release announcing the Company's financial results for its fourth quarter and fiscal year ended May 31, 2017. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

            The information in this Form 8-K, including the exhibit attached hereto, are being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (d)  Exhibits.

             Exhibit No.    Description
             -----------    -----------
             99.1           Press Release of Aehr Test Systems dated
                            July 19, 2017 entitled "Aehr Test Systems Reports
                            30% Revenue Growth for Fiscal Year 2017 and
                            Provides Financial Guidance for Fiscal 2018."

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Aehr Test Systems
                                                  (Registrant)
Date:  July 19, 2017
                                          By:  /s/ Kenneth B. Spink
                                               -------------------------
                                               Kenneth B. Spink
                                               Vice President of Finance and
                                               Chief Financial Officer

                               EXHIBIT INDEX

Exhibit
Number    Description
-------   ------------

99.1 Press Release of Aehr Test Systems dated July 19, 2017 entitled "Aehr Test Systems Reports 30% Revenue Growth for
             Fiscal Year 2017 and Provides Financial Guidance for Fiscal 2018."